SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                0-2722225                  36-3434526
(State of incorporation)       (Commission                (IRS Employer
                                File No.)                 Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)      Exhibits

         Exhibit No.                    Description of Exhibit
         ----------                     ----------------------

         99.1                           Press Release by the Registrant,
                                        dated February 17, 2004, furnished in
                                        accordance with Item 12 of this Current
                                        Report on Form 8-K.

Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

     On February 17, 2004, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                CFC INTERNATIONAL, INC.

February 18, 2004               By: /s/ Dennis Lakomy
-----------------               ------------------------------------------
                                        Dennis Lakomy
                                        Executive Vice President
                                        and Chief Financial Officer